================================================================================





                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 10, 2002


                 Salomon Brothers Mortgage Securities VII, Inc.
                 ----------------------------------------------

             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------




           Delaware                333-83816             13-3439681
           --------                ---------             ----------
(State or Other Jurisdiction      (Commission            (I.R.S. Employer
of Incorporation)                 File Number)           Identification Number)

390 Greenwich Street
New York, New York                                              10013
------------------                                              -----
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (212) 816-6000
                                                     --------------


================================================================================

Item 2. Acquisition or Disposition of Assets
        ------------------------------------

Description of the Certificates and the Mortgage Pool

                  On June 20, 2002, a single series of certificates, entitled Salomon Mortgage Loan Trust, Series 2002-CB3, C-BASS Mortgage Loan Asset-Backed Certificates (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of June 1, 2002 (the "Agreement"), attached hereto as Exhibit 4.1, among Salomon Brothers Mortgage Securities VII as depositor (the "Depositor"), Credit-Based Asset Servicing and Securitization LLC as seller (the "Seller"), Litton Loan Servicing LP ("Litton") as servicer (the "Servicer") and JPMorgan Chase Bank as trustee (the "Trustee"). The Certificates consist of thirteen classes of certificates (collectively, the "Certificates"), designated as the "Class A Certificates", "Class A-IO Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class B-1 Certificates", "Class B-2 Certificates", "Class B-3 Certificates", "Class X Certificates", "Class N Certificates", "Class R Certificates", "Class R-4 Certificates", "Class R-5 Certificates" and the "Class R-6 Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first lien, second lien and third lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $249,223,000 as of June 1, 2002 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to (i) the Mortgage Loan Purchase Agreement, dated June 18, 2002, between the Seller and the Depositor (the "Mortgage Loan Purchase Agreements"). The Class A Certificates, the Class A-IO Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class B-1 Certificates and the Class B-2 Certificates were sold by the Depositor to Salomon Smith Barney Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated June 18, 2002 (the "Underwriting Agreement") among the Depositor and the Underwriter.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:

                      Initial Certificate Principal
     Class               Balance or Notional Amount            Pass-Through Rate
       A                        $203,447,000                        Variable
      A-IO                    $101,723,929(1)                        N/A(1)
      M-1                       $17,166,000                         Variable
      M-2                       $14,623,000                         Variable
      B-1                       $11,444,000                         Variable
      B-2                        $2,543,000                         Variable
      B-3                       $5,086,723.00                       Variable
       R                            100%                              N/A
      R-4                           100%                              N/A
      R-5                           100%                              N/A
      R-6                           100%                              N/A
____________
(1) Initial Notional Amount

         The Certificates, other than the Class B-3 Certificates, the Class R Certificates, the Class R-4, the Class R-5 Certificates and the Class R-6 Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated May 22, 2002, and the Prospectus Supplement, dated June 20, 2002, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class B-3 Certificates, the Class R Certificates, the Class R-4 Certificates, the Class R-5 Certificates, and the Class R-6 Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.           Financial Statements and Exhibits
                  ---------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits

         Exhibit No.                                    Description
         -----------                                    -----------
              4.1 Pooling and Servicing Agreement, dated as of June 1, 2002, by and among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Credit-Based Asset Servicing and Securitization LLC as Seller, Litton Loan Servicing LP as Servicer and JPMorgan Chase Bank as Trustee, relating to the Series 2002-CB3 Certificates.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 20, 2002


                                             SALOMON BROTHERS
                                             MORTGAGE SECURITIES VII, INC.



                                             By:    /s/ Matthew R. Bollo
                                                    ----------------------------
                                             Name:      Matthew R. Bollo
                                             Title:     Assistant Vice President

                                                 Index to Exhibits
                                                 -----------------




                                                                                                 Sequentially
     Exhibit No.                                 Description                                    Numbered Page
     -----------                                 -----------                                    -------------
         4.1           Pooling and Servicing Agreement, dated as of June 1,                           7
                       2002, by and among Salomon Brothers Mortgage Securities
                       VII, Inc. as Depositor, Credit-Based Asset Servicing and
                       Securitization LLC, as Seller, Litton Loan Servicing LP
                       as Servicer and JPMorgan Chase Bank as Trustee relating
                       to the Series 2002-CB3 Certificates.

                                   Exhibit 4.1